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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549



                                       FORM 8-K

                                    CURRENT REPORT
                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934




    Date of report (Date of earliest event reported)      June 16, 1997
                                                  -----------------------------

                                AMERIGON INCORPORATED
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                  (Exact Name of Issuer as Specified in its Charter)



    California                        0-21810               95-431855-4
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    (State or Other            (Commission File Number)         (IRS Employer
    Jurisdiction                                                Identification
    of Incorporation                                                Number)
    Identification or
    Organization)



404 East Huntington Drive, Monrovia, California                        91016
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   (Address of Principal Executive Offices)                           (Zip Code)


(Registrant's telephone number, including area code)       (818) 932-1200
                                                     ---------------------------


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            (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         The Board of Directors of Amerigon Incorporated (the "Company") have approved the Company's Amended and Restated Bylaws in the form attached as
Exhibit 3.1 to this Report.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following exhibit is filed as part of this Report:

         3.1  Amended and Restated Bylaws of Amerigon Incorporated.




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                                      SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 1997         AMERIGON INCORPORATED


                   By:  /s/ Lon E. Bell
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                   Name:  Lon E. Bell, Ph.D.
                   Its:   Chairman of the Board and Chief Executive Officer